EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Registration Statement of Paradigm Medical Industries, Inc. (the "Company") on Form SB-2 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Raymond P.L. Cannefax, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (a)  the Registration Statement fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Registration Statement fairly presents, in all material respect, the financial condition and result of operations of the Company.




                                          /s/ Raymond P.L. Cannefax
                                         --------------------------
Date: September 14, 2006                 Raymond P.L.Cannefax
                                         President and Chief Executive Officer